                                                                   Exhibit 99.12

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[585,992,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-2

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                  MASTER SERVICER AND SECURITIES ADMINISTRATOR

                               HSBC BANK USA, N.A.
                                     TRUSTEE

                                FEBRUARY 10, 2006

                              [MERRILL LYNCH LOGO]

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

COUNTERPARTY
UNDERWRITER              ML
ISSUER                   OWNIT
DEPOSITOR                MLMI
SELLER                   MLML
AGGREGATOR
REP PROVIDER
MASTER SERVICER
TRUSTEE                  HSBC
MI PROVIDER
MONOLINE
CREDIT MANAGER
FEDERAL TAX STATUS

ORIGINATORS              GROUP (%)        TOTAL (%)
-----------              ---------        ---------
OWNIT                      100               100

SERVICERS                GROUP (%)        TOTAL (%)
---------                ---------        ---------
Litton                     100               100

        FICO                  AGG UPB              AGG %
        ----                  -------              -----
        < 500                        -             0.00%
      500 - 519                      -             0.00%
      520 - 539                924,741             0.16%
      540 - 559             10,317,906             1.76%
      560 - 579             23,318,037             3.98%
      580 - 599             70,654,750            12.06%
      600 - 619            153,608,246            26.21%
      620 - 639             84,089,770            14.35%
      640 - 659             87,283,068            14.90%
      660 - 679             48,695,905             8.31%
      680 - 699             43,938,734             7.50%
      700 - 719             26,180,463             4.47%
      720 - 739             14,226,626             2.43%
      740 - 759             11,117,178             1.90%
      760 - 779              6,614,329             1.13%
      780 - 799              3,437,753             0.59%
      800 plus               1,584,841             0.27%

COLLATERAL INFO                       GROUP          TOTAL
---------------                       -----          -----
Gross WAC                             7.560%         7.421%
WA CLTV                               90.97%         93.39%
CLTV >80%                             77.98%         84.10%
CLTV >90%                             62.39%         71.18%
CLTV >95%                             54.60%         64.64%
LB <$50,000                            0.39%          0.22%
LB $50k - $100k                       15.45%          9.10%
LB $100k - $150k                      27.47%         17.60%
WA FICO                               626.0          637.0
<560 FICO                              3.17%          1.92%
560 - 600 FICO                        20.49%         16.04%
SF / TH / PUD                         92.53%         92.42%
2-4 Family                             1.49%          1.34%
Condo                                  5.98%          6.24%
Manufactured Housing (MH)              0.00%          0.00%
Other                                  0.00%          0.00%
Primary                               94.28%         96.84%
Second                                 0.35%          0.17%
Investment                             5.37%          2.99%
Full / Alt                            91.00%         82.95%
Stated / Limited                       1.61%          2.28%
NINA                                   7.39%         14.77%
1st Lien                             100.00%        100.00%
2nd Lien                               0.00%          0.00%
State 1                                  CA             CA
%                                     21.39%         39.88%
State 2                                  OH             WA
%                                     10.42%          8.14%
State 3                                  WA             OH
%                                      9.24%          7.06%
State 4                                  GA             OR
%                                      8.06%          5.44%
State 5                                  OR             GA
%                                      7.50%          5.40%
ARM / HYB                             75.00%         77.88%
Fixed                                 25.00%         22.12%
Purchase                              44.93%         62.31%
Refi-RT                                5.55%          3.74%
Refi-CO                               49.51%         33.95%
Size                           $288,540,352   $585,992,346
AVG Balance                        $147,365       $189,030
Loan Count                            1,958          3,100
Interest Only (IO)                    27.24%         32.00%
Negative Amortization                  0.00%          0.00%

     GWAC               AGG ARM UPB        ARM %         AGG FIX UPB       FIX %
     ----               -----------        -----         -----------       -----
0 - 4.5                           -        0.00%                   -       0.00%
4.5 - 5                           -        0.00%                   -       0.00%
5 - 5.5                   1,135,090        0.25%             447,657       0.35%
5.5 - 6                  34,551,443        7.57%          11,568,853       8.92%
6 - 6.5                  38,639,064        8.47%           5,267,725       4.06%
6.5 - 7                 102,230,500       22.40%          16,742,488      12.92%
7 - 7.5                 107,301,591       23.51%          27,720,303      21.38%
7.5 - 8                  87,077,657       19.08%          31,169,335      24.04%
8 - 8.5                  45,215,284        9.91%          16,502,345      12.73%
8.5 - 9                  26,816,419        5.88%          11,585,518       8.94%
9 - 9.5                  10,312,427        2.26%           5,520,251       4.26%
9.5 - 10                  2,365,187        0.52%           2,744,906       2.12%
10 - 10.5                   514,955        0.11%             225,902       0.17%
10.5 - 11                   191,878        0.04%             145,569       0.11%
11 - 11.5                         -        0.00%                   -       0.00%
11.5 - 12                         -        0.00%                   -       0.00%
12 - 12.5                         -        0.00%                   -       0.00%
12.5 - 13                         -        0.00%                   -       0.00%
13 - 13.5                         -        0.00%                   -       0.00%
13.5 - 14                         0        0.00%                   -       0.00%
14 - 14.5                         0        0.00%                   -       0.00%
14.5 +                            0        0.00%                   -       0.00%

RATINGS
-------
Moody's Rating
S&P Rating
Fitch Rating
DBRS Rating

CREDIT ENHANCEMENT
------------------
Subordination (not including OC)
Prefund OC (%)
Initial Target OC (%)
Stepdown OC (%)
Stepdown Date
Excess Interest (12m Avg, Fwd
Libor)

NOTES

All non-dollar amount numbers (excluding loan count) should be formatted as percentages

Any 'Group' column refers to the collateral group that backs Freddie's class

Any Total' column refers to all collateral in the deal that is crossed with Freddie's (in almost all case, the total pool)

For originators and servicers, the percentages should show what percentage any given servicer or originator is in relation to the others for both Freddie's group and for the total pool.

The FICO and GWAC tables should be based on The Total pool.

LB is current loan balance

For the GWAC table the ARM column should sum to 100% and the Fixed column should sum to 100% (assuming there is ARM and fixed collateral)

If a particular field has no data, enter 0% or $0 rather than 'NA'

Don't skip buckets (ie. if there there are no loans that fall into the 600-620 FICO bucket, don't leave it out, just enter 0's)

FIXED
FULL DOC                                                 COMBINED LTV
                       ---------------------------------------------------------------------------------
                        0%-      60.1%-     70.1%-     75.1%-     79.1%-    80.1%-     90.1%-
                        60%       70%        75%        79%        80%       90%        95%      95.1% +
                        ---       ---        ---        ---        ---       ---        ---      -------
FICO RANGE
Less than 560          0.20%     0.26%      0.21%      0.02%      0.18%     0.42%      0.00%      0.00%
  560 - 599            0.53%     0.60%      0.48%      0.09%      0.41%     0.51%      0.08%      1.97%
  600 - 619            0.23%     0.27%      0.22%      0.05%      0.24%     0.47%      0.46%      3.09%
  620 - 659            0.19%     0.05%      0.11%      0.09%      0.42%     1.14%      0.51%      3.37%
  660 - 699            0.03%     0.07%      0.22%      0.04%      0.34%     0.48%      0.24%      1.23%
  700 - 740            0.01%     0.17%      0.11%      0.09%      0.03%     0.14%      0.22%      0.48%
    740 +              0.07%     0.00%      0.15%      0.00%      0.05%     0.02%      0.07%      0.32%

FIXED
NOT FULL DOC                                             COMBINED LTV
                       ---------------------------------------------------------------------------------
                        0%-      60.1%-     70.1%-     75.1%-     79.1%-    80.1%-     90.1%-
                        60%       70%        75%        79%        80%       90%        95%      95.1% +
                        ---       ---        ---        ---        ---       ---        ---      -------
FICO RANGE
Less than 560          0.00%     0.00%      0.00%      0.00%      0.00%     0.00%      0.00%      0.00%
  560 - 599            0.00%     0.00%      0.00%      0.00%      0.00%     0.00%      0.00%      0.00%
  600 - 619            0.00%     0.00%      0.04%      0.00%      0.00%     0.00%      0.00%      0.00%
  620 - 659            0.08%     0.00%      0.03%      0.00%      0.06%     0.00%      0.04%      0.08%
  660 - 699            0.00%     0.00%      0.00%      0.00%      0.01%     0.00%      0.00%      0.04%
  700 - 740            0.00%     0.00%      0.00%      0.00%      0.01%     0.03%      0.00%      0.09%
    740 +              0.05%     0.00%      0.00%      0.00%      0.00%     0.02%      0.00%      0.09%

AMORTIZING ARM
FULL DOC                                                 COMBINED LTV
                       ---------------------------------------------------------------------------------
                        0%-      60.1%-     70.1%-     75.1%-     79.1%-    80.1%-     90.1%-
                        60%       70%        75%        79%        80%       90%        95%      95.1% +
                        ---       ---        ---        ---        ---       ---        ---      -------
FICO RANGE
Less than 560          0.04%     0.18%      0.00%      0.00%      0.09%     0.19%      0.00%      0.00%
  560 - 599            0.19%     0.40%      0.15%      0.06%      0.51%     1.85%      0.25%      4.73%
  600 - 619            0.25%     0.34%      0.22%      0.09%      0.42%     1.17%      0.56%      7.92%
  620 - 659            0.14%     0.46%      0.28%      0.00%      0.59%     1.67%      0.50%      7.73%
  660 - 699            0.04%     0.11%      0.05%      0.16%      0.04%     0.54%      0.20%      3.06%
  700 - 740            0.00%     0.09%      0.00%      0.00%      0.03%     0.00%      0.06%      1.36%
    740 +              0.00%     0.02%      0.00%      0.00%      0.04%     0.11%      0.06%      0.31%

1. We would expect up to six FICO/CLTV grids on every deal, grouped by product and doc type

2.    Combined LTV = First Lien + Second + Silent Second

3. Use CLTV for securitized second liens (e.g., 100% CLTV on an 80/20 second lien, not 20%)

4.    Approximate loan population fine

5. Each cell would be populated by percentage of pool that shares Freddie Mac sub protection

6.    The sum of all six FICO/CLTV grids should sum to 100%

AMORTIZING ARM
NOT FULL DOC                                             COMBINED LTV
                       ---------------------------------------------------------------------------------
                        0%-      60.1%-     70.1%-     75.1%-     79.1%-    80.1%-     90.1%-
                        60%       70%        75%        79%        80%       90%        95%      95.1% +
                        ---       ---        ---        ---        ---       ---        ---      -------
FICO RANGE
Less than 560          0.00%     0.05%      0.00%      0.00%      0.00%     0.00%      0.00%      0.00%
  560 - 599            0.00%     0.22%      0.00%      0.00%      0.00%     0.00%      0.00%      0.00%
  600 - 619            0.01%     0.00%      0.04%      0.01%      0.08%     0.00%      0.00%      0.17%
  620 - 659            0.00%     0.14%      0.04%      0.10%      0.17%     0.42%      0.39%      1.74%
  660 - 699            0.00%     0.10%      0.08%      0.00%      0.10%     0.23%      0.20%      3.70%
  700 - 740            0.04%     0.00%      0.00%      0.00%      0.13%     0.17%      0.03%      1.62%
    740 +              0.00%     0.08%      0.00%      0.03%      0.00%     0.09%      0.00%      1.24%

NON-AMORTIZING ARM
FULL DOC                                                 COMBINED LTV
                       ---------------------------------------------------------------------------------
                        0%-      60.1%-     70.1%-     75.1%-     79.1%-    80.1%-     90.1%-
                        60%       70%        75%        79%        80%       90%        95%      95.1% +
                        ---       ---        ---        ---        ---       ---        ---      -------
FICO RANGE
Less than 560          0.00%     0.00%      0.00%      0.00%      0.05%     0.03%      0.00%      0.00%
  560 - 599            0.04%     0.10%      0.00%      0.00%      0.34%     0.65%      0.42%      1.36%
  600 - 619            0.13%     0.23%      0.15%      0.07%      0.41%     0.93%      0.86%      6.91%
  620 - 659            0.01%     0.09%      0.09%      0.03%      0.25%     1.17%      0.83%      5.28%
  660 - 699            0.00%     0.05%      0.17%      0.00%      0.24%     0.24%      0.36%      1.59%
  700 - 740            0.00%     0.00%      0.00%      0.00%      0.06%     0.00%      0.00%      0.71%
    740 +              0.00%     0.00%      0.00%      0.00%      0.00%     0.02%      0.00%      0.37%

NON-AMORTIZING ARM
NOT FULL DOC                                             COMBINED LTV
                       ---------------------------------------------------------------------------------
                        0%-      60.1%-     70.1%-     75.1%-     79.1%-    80.1%-     90.1%-
                        60%       70%        75%        79%        80%       90%        95%      95.1% +
                        ---       ---        ---        ---        ---       ---        ---      -------
FICO RANGE
Less than 560          0.00%     0.00%      0.00%      0.00%      0.00%     0.00%      0.00%      0.00%
  560 - 599            0.06%     0.00%      0.00%      0.00%      0.02%     0.00%      0.00%      0.00%
  600 - 619            0.00%     0.00%      0.00%      0.00%      0.03%     0.00%      0.00%      0.11%
  620 - 659            0.04%     0.11%      0.00%      0.00%      0.00%     0.04%      0.03%      0.73%
  660 - 699            0.00%     0.00%      0.07%      0.00%      0.00%     0.17%      0.08%      1.53%
  700 - 740            0.00%     0.00%      0.00%      0.00%      0.00%     0.00%      0.09%      1.16%
    740 +              0.00%     0.00%      0.00%      0.00%      0.10%     0.00%      0.00%      0.58%

CHECK FOR 0'S
Total equals 100%           0.00%
GT 80% Match                0.00%
ARM Match                   0.00%
IO Match                   -2.77%   Fixed Rate IO's
FICO % Match                0.00%

Total:

                            % PRINCIPAL BALANCE       GWAC     FICO    LTV     CLTV      PURCH
                            -------------------       ----     ----    ---     ----      -----
Fixed Rate First Lien               22.12%           7.619%     629   80.22%   88.53%    42.72%
ARM First Lien                      77.88            7.364      639   79.19    94.77     67.87
TOTAL:                             100.00%           7.421%     637   79.42%   93.39%    62.31%

Group 1:

APPENDIX A #10              % PRINCIPAL BALANCE       GWAC     FICO    LTV     CLTV      PURCH
--------------              -------------------       ----     ----    ---     ----      -----
Fixed Rate First Lien               25.00%           7.739%     620   79.59%   86.44%    29.69%
ARM First Lien                      75.00            7.500      628   79.93    92.47     50.01
TOTAL:                             100.00%           7.560%     626   79.85%   90.97%    44.93%